UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 7, 2016 (June 30, 2016)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6020
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

American DG Energy (the "Company") was guarantor of 4% Senior Convertible Notes Due 2017 (the "2017 Notes) between its subsidiary, Eurosite Power Inc. ("Eurosite) and Nettlestone Enterprises LTD and Pasejeco Foundation. On June 30, 2016 Eurosite entered into Convertible Note Amendment and Exchange Agreements, amending and converting the original 2017 Notes, as well as terminating the Company's guarantee of the 2017 Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Convertible Note Amendment and Conversion Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	July 7, 2016	AMERICAN DG ENERGY INC.
By: /s/ Bonnie Brown
Bonnie Brown, Chief Financial Officer